UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 7, 2018, International Money Express, Inc. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Credit Agreement, dated as of November 7, 2018, with, among others, certain of its domestic subsidiaries, KeyBank National Association as administrative agent and a group of banking institutions as lenders. Amendment No. 1 permits revolving credit loans at the one-month LIBOR rate with one day interest periods.

The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the actual terms of the agreement. A copy of Amendment No. 1 is attached as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On December 6, 2018, the audit committee of the board of directors of the Company dismissed WithumSmith+Brown, PC (“Withum”).  Withum’s reports on FinTech Acquisition Corp. II’s financial statements as of and for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer or opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to FinTech Acquisition Corp. II’s ability to continue as a going concern if it did not complete a business combination by January 25, 2019. For the years ended December 31, 2017 and 2016 and the interim period from January 1, 2018 through December 6, 2018, there were no disagreements between the registrant and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of such disagreements in connection with its reports. For the years ended December 31, 2017 and 2016 and the interim period from January 1, 2018 through December 6, 2018, there were no “reportable events” (defined below) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The registrant has provided Withum a copy of this report prior to the filing hereof and has requested that Withum furnish to the registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the registrant in this Current Report on Form 8-K. Withum has furnished such letter, which letter is filed as Exhibit 16.1 hereto, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 1 to Credit Agreement, dated as of December 7, 2018, by and among International Money Express, Inc., as Holdings, International Money Express Sub 2, LLC, as Intermediate Holdings, Intermex Holdings, Inc., as the Term Borrower, Intermex Wire Transfer, LLC, as the Revolving Borrower, the other guarantors from time to time party thereto, the lenders from time to time party thereto and KeyBank National Association, as the Administrative Agent.

16.1	Letter, dated as of December 10, 2018, from WithumSmith+Brown, PC to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: December 10, 2018	By:	/s/ Robert Lisy
	Name:	Robert Lisy
	Title:	President and Chief Executive Officer

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